TechTeam Global Global Provider of IT and Business Process Outsourcing Solutions

Safe Harbor Statement This presentation may contain "forward-looking statements" regarding TechTeam's business and growth strategies, including statements regarding TechTeam's objectives, expectations, intentions, beliefs or strategies, or statements containing words such as "believe," "project," "expect," "intend," "may," "anticipate," "plans," "seeks," or similar expressions. It is important to note that TechTeam's actual results could differ materially from those in such forward- looking statements, and undue reliance should not be placed on such statements. Among the important factors that could cause such actual results to differ materially are (i) difficulties or delays in implementing TechTeam's service offerings, (ii) failure to achieve sales, marketing and other objectives, (iii) rapid technological change, (iv) loss of significant customers, (v) risks inherent in conducting business abroad, (vi) inability of the company to execute its acquisition strategy, and (vii) other risk factors listed from time to time in TechTeam's registration statements and reports as filed with the U.S. Securities and Exchange Commission. All forward-looking statements which may be contained in this presentation are made as of October 31, 2005, and TechTeam undertakes no obligation to update any such forward-looking statements.

Company Profile A global provider of information technology (IT) and business process outsourcing solutions to Fortune 1000 corporations, government agencies, and service organizations. Ability to integrate computer services into a flexible, total single-point-of- contact solution is a key element of TechTeam's success. A strong commitment to quality. TechTeam has been delivering IT service solutions for over 25 years and has been ISO 9001 certified since 1995. Partnerships with some of the world's best-in-class companies provide TechTeam with unique experience in providing IT support solutions and services through our five business segments: Diversified IT Outsourcing Services Government Technology Services IT Consulting and Systems Integration Technical Staffing Learning Services

Services Provided/Unique SPOC Model Industries Served • Government • Automotive • Manufacturing • Insurance • Financial Services • Hospitality, Retail, and Foodservice • Consumer Products • Pharmaceuticals • High Technology Parcel Service and Logistics Service Offerings • Diversified IT Outsourcing Services • Government Technology Services • IT Consulting and Systems Integration • Technical Staffing • Learning Services Delivery Methods • Managed Services • Outsourced • Co-Sourced • Project-Based • Network Design, Implementation, and Management Government Technology Services and IT Consulting & Systems Integration • Deployments and Upgrades • Asset Lifecycle Management • Procurement and Leasing Outsourcing Services • Multilingual Help Desk Support • 24x7x365 Global Coverage • Integrated Technology Platform Diversified IT Learning Services • Customized End User Programs • Technical Programs • Web-based Training Technical Staffing • Systems Design/Analysis • Programming • Network Support • Program/Project Management • Networking • Technical Support Single Point of Contact

Key Competitive Strengths Internationally Recognized Client Base affording significant growth potential and highly respected industry references. Multiple Service Offerings that attract new customers and provide expanded business opportunities with existing clients. Technically Proficient Employee Base that enables the Company to compete more effectively for sophisticated IT support services. Recognition for Delivery of Quality Services in the form of ISO 9001:2004 certification, the international standard for quality assurance and operating consistency, ITIL certification program. Advanced Technology Infrastructure featuring state-of-the-art call centers and technology tools that enable the Company to maintain a leading position as a global provider of IT and BPO support services. Strong Financial Position and Solid Balance Sheet.

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 78.8 1 9.6 10.6 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 45.4 0.2 13.9 4.9 35.6 2003 Revenue: $85.8 Million Gross Margin: 20.8% Jan - Sept 2005 Revenue: $125.6 Million Gross Margin: 25.5% TechTeam is moving to higher-end services with higher gross margins Government Technology Services 34.8% of Revenue (28.9% Gross Margin) Diversified IT Outsourcing Services 44.3% (25.2% GM) Technical Staffing 4.9% (22.1% GM) Learning Services 0.4% (26.5% GM) Diversified IT Outsourcing Services 78.8% of Revenue (20.8% Gross Margin) Technical Staffing 10.6% (19.7% GM) IT Consulting & Systems Integration 9.6% (22.8% GM) Summary of Operating Segments Learning Services 1.0% (7.2% GM) IT Consulting & Systems Integration 15.7% (20.1% GM)

TechTeam's Clients

TechTeam's Key Client Programs

Client	Since	Support Services Provided	Users or Volume	Locations
Ford	1979	Global, multilingual support for corporate proprietary and standard applications; IT infrastructure support.	169,000 users	Global
	1998	Systems management and engineering, systems administration, database administration and other technical support.	Over 6,300 SIPRNet users	Continental United States Alaska, Hawaii, Guam, Puerto Rico Virgin Islands
John Deere	1998	Corporate support for proprietary and standard software packages; IT infrastructure support.	16,000 internal users 8,000 suppliers	North American, Australia and Europe
UPS	1997	Support for all e-business applications (customer automation software and hardware).	All UPS automated customers in Europe	15 countries 11 languages
DELL	1999	PC scheduling, deployment services, and systems integration.	25,000+ systems per year	U.S. locations
micros	2000	Property management and point of sale systems, deployment and training.	15,000 sites	North America
	2000	Pan-European, multilingual government information service for all European citizens.	380 million European Citizens	25 countries 20 languages
you can Canon	2001	Web Self Service solution in combination with Pan-European help desk service for over 5,000 products.	All Canon consumers in Europe	13 countries 9 languages
essilor	2002	Support Portal on-line e-support and/or agent-assisted support delivered by TechTeam from its Brussels Support Center.	8,000 users expanding to 13,000 users	Global (facilities in 42 countries) 3 languages
proximus	2004	CRM support for all of Proximus' cellular customers.	4 million European users	3 countries 2 languages
American Community	1999	Managed IT support: IT infrastructure, proprietary and standard software applications.	500 users and American Community's vendors	U.S. locations

TechTeam's Revenue from Ford Motor Company 2000 2001 2002 2003 2004 9 Mo 2005 East 40062 41238 43327 45385 47898 34450 2000 2001 2002 2003 2004 9 Mo 2005 East 0.414 0.552 0.559 0.529 0.374 0.274 (in thousands) Revenue has increased year after year from 2000 - 2004..... ....while declining as a percentage of TechTeam's total revenue.

FLEXIBILITY QUALITY LOW COST TechTeam's Value Proposition CUSTOMER SATISFACTION Empowered, Flat Management Structure Low-Cost Service Model Cost-Effective Pricing Financially Profitable and Strong Balance Sheet Employee Retention and Career Development ISO 9001 Certified Service Provider Since 1995 Use of Best Practices Creates Long-Term Client Loyalty Continuous Process Improvement Low Risk - Proven Solutions ITIL Certification Program Innovative Pricing Models SPOC Model Provides the Ability to Integrate Service Lines 20 Years of Experience and Partnerships with Some of the World's Most Demanding Customers Innovative Resource Management Methodology Understanding and Evaluation of Customer Needs Meeting and Exceeding Service Level Agreements Delivering Innovative Cost-Effective Solutions Account Management Methodology Metric-based Evaluation of Service Deliverables

TechTeam's Global Presence



Edmonton, AB Canada
Davenport, IA
Chicago, IL
Omaha, NE
Detroit, MI
Portsmouth, RI
Colorado Springs, CO
Edison, NJ
Henderson, NV
Germantown, MD
Baltimore, MD
Irvine, CA
Nashville, TN
Washington, DC
Mesa, AZ
Chantilly, VA
Irving, TX
Greenville, SC
Tampa, FL
Gothenburg, Sweden
Uxbridge, England
Cologne, Germany
Gent, Belgium
Brussels, Belgium
Bucharest, Romania

TechTeam 11

TechTeam's Locations Uxbridge, United Kingdom Cologne, Germany Bucharest, Romania Dearborn, MI World Headquarters - Southfield, Michigan Brussels, Belgium Davenport, IA Chantilly, VA Bethesda, MD Gothenburg, Sweden

2004 Operating Results Revenue of $128.0 million, up 49.1% from 2003. Record operating income of $6.55 million, or, 5.1% of revenue. Record net income of $4.73 million, or, 3.7% of revenue. Record EPS of $0.49. Return on average equity of 7.4%. EBITDA of $11.3 million, or, 8.8% of revenue. Operating cash flow of $10.0 million, or, 7.8% of revenue. CapEx of $2.47 million. Free cash flow of $7.57 million, or, 5.9% of revenue. 91% of 2004 total revenue was delivered under long-term contract; a highly-recurring revenue stream. 95+% of 2004 total global revenue was "naturally" hedged.

January - September 2005 Operating Results Record revenue of $125.6 million, up 32.7% from the nine months ended September 30, 2004 Record gross profit of $32.1 million, up 39.1% Operating income of $6.29 million, up 23.0% Net income of $4.56 million, up 41.6% EPS of $.45, up from $.34 for the nine months ended September 30, 2004 EBITDA of $10.4 million, up 28.6%

September 30, 2005 Balance Sheet Net cash and equivalents of $26.7 million, or, $2.69 per common share. Net current assets of $5.32 per share. Book value of $7.86 per common share. Tangible book value of $4.80 per common share. Debt/total capitalization of 12.7%. 9,901,857 common shares outstanding.

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 20.7 21.3 21.9 21.9 30.2 30.5 34 33.3 42 42.3 41.3 2003 - 2005 Financials 2003: $85.5 2004: $128.0 Revenue (in millions)

2003 - 2005 Financials 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 East 0.226 0.206 0.21 0.192 0.237 0.262 0.232 0.227 0.255 0.26 0.25 Gross Profit Margin (percent) 2003: 20.8% 2004: 23.9%

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 Revenue 1185 566 1125 1852 2040 2769 3268 3277 3864 3552 2971 2003 - 2005 Financials EBITDA (in thousands) 2003: $4,728 EBITDA is 8.3% of revenue in 2005. 2004: $11,303

TechTeam Europe From 1999-2004, the compounded annual growth rate (CAGR) for TechTeam Europe was 45.1% $0 $10 $20 $30 $40 $50 Total Revenue (in millions) $6.4 $10.2 $11.7 $17.2 $27.9 $41.2 1999 2000 2001 2002 2003 2004 $36.9 9 Mo 2005

Romania Form of Government: Republic Population: 23,000,000 Capital: Bucharest - Population 2,300,000 International Airport: Bucharest Rich and high quality education system with 185 universities with strong IT skills Common language skills: English, French, German, Italian, Spanish (comprises 80% of European customer base) Romania is poised to join the European Union by 2007 Strong U.S./Romania relationship A member of NATO Time zone compatible with Western-Europe (+1h vs. Brussels)

TechTeam's Growth Strategy Goal is to be a $500 million company. Further penetrate existing clients, attract new clients, and extend service lines with exciting new offerings. Leverage technology and training to produce higher margins. Expand globally and increase off-shore delivery capabilities. Strategic expansion focused on Romania, China, South America, and the Far East. Pursue strategic, accretive acquisitions, joint ventures, and alliances. Continue a strong commitment to provide quality IT and BPO services, backed by industry-recognized certifications (ISO 9001:2004, ITIL, etc.). Continue to develop and grow a technically proficient employee base, concentrating on employee retention, career pathing, and recruiting of outstanding new resources. TechTeam is the right company in the right market at the right time.

Appendices

TechTeam Global and Subsidiaries TechTeam Global, Inc. (Southfield, Michigan; Dearborn, Michigan; and Davenport, Iowa) TechTeam Cyntergy, LLC (Southfield, Michigan, and Bethesda, Maryland) TechTeam Global, NV/SA (Brussels, Belgium) TechTeam Global, AB (Gothenberg, Sweden) TechTeam Global, Ltd. (Uxbridge and Essex, United Kingdom) TechTeam Global, GmbH (Cologne, Germany) TechTeam Global, SRL (Bucharest, Romania) TechTeam A.N.E., NV/SA (Gent, Belgium) Digital Support Corporation (Chantilly, Virginia; Germantown, Maryland; and Portsmouth, Rhode Island) Sytel, Inc. (Bethesda, Maryland and Herndon, Virginia) TechTeam Akela SRL (Bucharest, Romania) ....working together to provide a total solution for our customers.

TechTeam Government Technology Services Digital Support Corporation (acquired December 2003) Sytel, Inc. (acquired January 2005) Professional Services Business Analysis Services Network Assessment, Planning and Design Security Data Center Evaluation Systems Engineering and Technical Analysis Pre-System Deployment Audit and Analysis Network Design and Implementation Network Integration and Deployment Network Migrations and Upgrades Back Office and Desktop Relocations Storage/Backup Solutions Managed Network Services and Operations Service Desk Desktop Management Comprehensive Server Management Enterprise Network Management Systems Integration Services Network Implementation Application Development COTS Configuration Data Warehouse Solutions Advanced Enterprise Solutions Enterprise Architecture Enterprise Portals e-Government Solutions e-Forms and e-Data Capture Solutions e-Learning Solutions

2003 - 2005 Financials 1Q03 2Q03 3Q04 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 East 0.225 0.248 0.215 0.185 0.196 0.205 0.17 0.183 0.197 0.21 0.21 SG&A Expense as Percent of Revenue 2003: 21.8% 2004: 18.8%

2003 - 2005 Financials 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 East 35 -895 -109 158 1251 1746 2112 1438 2418 2130 1737 Operating Income (in thousands) 2003: ($811) 2004: $6,547

2003 - 2005 Financials 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 East 59 -1424 -431 750 624 1077 1518 1506 1750 1578 1229 Net Income (in thousands) 2003: ($1,046) 2004: $4,725

2003-2005 Financials 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 East 0.057 0.027 0.051 0.084 0.068 0.091 0.096 0.097 0.092 0.084 0.072 EBITDA as a Percent of Revenue 2003: 5.5% 2004: 8.8%

TEAM Stock Performance, 2004 Of the 3,069 companies traded on NASDAQ and that were listed on or prior to January 2, 2004, TEAM had the 618th best price performance for the year. This placed TEAM in the top 20% of all NASDAQ-listed companies. Of the 890 companies traded on NASDAQ and that were listed on or prior to January 2, 2004, and are classified as belonging to the "Information Technology" sector, TEAM had the 146th best price performance for the year. This placed TEAM in the top 16% of all companies in this sector. Source: FactSet Research Systems, Inc., 1/7/2005.

As of October 31, 2005, at $9.32 per share, TEAM's Fully-diluted market capitalization is approximately $95 million. Net cash position is approximately $20 million ($32 million less $12 million of debt). Enterprise value ("EV") is approximately $75 million. LTM1 EBITDA is $13.6 million. EV/LTM EBITDA ratio is 5.5. EV/Pro-forma-LTM2 EBITDA ratio is 5.3. P/E ratio is 15.0. Pro-forma P/E ratio3 is 14.3. TEAM Valuation 1Latest twelve months (10/04-9/05). 2Pro-forma latest twelve months EBITDA = TechTeam's 10/04-9/05 EBITDA of $13.61 million + Sytel's 10/04-12/04 EBITDA of $521,000 = $14.13 million. Sytel also reported 2004 revenue of $28.8 million. 3Includes Sytel's 10/04-09/05 net income of $319,000 (unaudited).

Industry Comparables1 Sector EV/LTM EBITDA LTM P/E Ratio Long Term Growth Rate Diversified IT Outsourcing Services 6.8 18.2 12.9% Government Technology Services 14.7 25.8 16.3% IT Consulting and Systems Integration 16.0 20.2 19.0% Technical Staffing 13.9 24.9 17.5% Learning Services 13.7 41.3 19.2% TechTeam Global 5.5 15.0 20.0%2 TechTeam Global (pro-forma)3 5.3 14.3 20.0%2 1Sources: FactSet; Piper Jaffray & Co. Services Update, September 30, 2005. 2Projected. 3TechTeam and Sytel's 2004-05 results combined.

Summary of Operating Segments (including results of Sytel, Inc. for 2004 (in millions)

Reconciliation of Operating Income to EBITDA (in thousands)

Comparable Public Company Valuations - September 30, 2005

Comparable Public Company Valuations - September 30, 2005 (Cont'd)